UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

Planet Labs PBC
(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 829-3313

N/A
(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	New York Stock Exchange
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	PLWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Planet Labs PBC (the “Company”) adopted a program pursuant to which certain employees, including the Company’s named executive officers (each, a “Participant”), may elect to receive all of such Participant’s annual bonus (the “Annual Bonus”) under the Company’s annual bonus program (the “Annual Bonus Program”) in the form of performance-vesting restricted stock units (“PSUs”) under the Company’s 2021 Incentive Award Plan (in lieu of cash). Such PSUs will be eligible to vest and be paid to the applicable Participant in the form of shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), as and when the corresponding Annual Bonuses would have otherwise been paid under the Annual Bonus Program, based on the attainment of the performance goals that would have otherwise been applicable to their respective Annual Bonuses for the relevant Company period and subject to the applicable Participant’s continued service through the applicable vesting date. The target number of PSUs granted to a Participant will have a value (based on the average closing price of the Common Stock over the thirty trading days prior to the grant date) equal to the Participant’s target Annual Bonus opportunity. The actual number of a Participant’s PSUs that become earned and vested will range from 0% to 125% of the target PSUs granted.

The foregoing summary is qualified in its entirety by reference to the full text of the Performance-Vesting Restricted Stock Unit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Form of Performance-Vesting Restricted Stock Unit Agreement under the Planet Labs PBC 2021 Incentive Award Plan

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet Labs PBC

Date: April 25, 2023	By:	/s/ Ashley Johnson
Ashley Johnson Chief Financial and Operating Officer